Hennessy Cornerstone Mid Cap 30 Fund
Schedule of Investments
July 31, 2025 (Unaudited)

COMMON STOCKS — 99.04%	Number of Shares	Value	% of Net Assets

Communication Services — 5.96%
Cinemark Holdings, Inc.	1,656,900	$44,520,903	3.49%
Lumen Technologies, Inc.(a)	7,072,400	31,472,180	2.47%
		75,993,083	5.96%
Consumer Discretionary — 32.01%
Brinker International, Inc.(a)	515,600	81,258,560	6.37%
Cheesecake Factory, Inc.	1,108,000	70,812,280	5.55%
Hanesbrands, Inc.(a)	6,364,200	26,029,578	2.04%
KB Home	559,100	30,895,866	2.42%
M/I Homes, Inc.(a)	273,600	32,883,984	2.58%
Mattel, Inc.(a)	2,500,900	42,540,309	3.34%
Meritage Homes Corp.	467,300	31,467,982	2.47%
Newell Brands, Inc.	6,056,900	33,979,209	2.67%
Peloton Interactive, Inc., Class A(a)	8,162,300	58,278,822	4.57%
		408,146,590	32.01%
Consumer Staples — 7.09%
Ingredion, Inc.	355,000	46,696,700	3.66%
Post Holdings, Inc.(a)	413,700	43,773,597	3.43%
		90,470,297	7.09%
Energy — 3.28%
World Kinect Corp.	1,535,234	41,865,831	3.28%

Financials — 10.60%
Lincoln National Corp.	1,423,300	54,241,963	4.26%
Oscar Health, Inc., Class A(a)	2,915,500	40,962,775	3.21%
Voya Financial, Inc.	570,600	39,942,000	3.13%
		135,146,738	10.60%
Industrials — 24.97%
Alaska Air Group, Inc.(a)	1,060,700	56,174,672	4.40%
Dycom Industries, Inc.(a)	240,300	64,595,043	5.07%
Everus Construction Group, Inc.(a)	400,375	29,731,848	2.33%
Fluor Corp.(a)	866,700	49,202,559	3.86%
Granite Construction, Inc.	579,700	54,764,259	4.29%
Herc Holdings, Inc.	277,059	32,363,262	2.54%
KBR, Inc.	676,000	31,596,240	2.48%
		318,427,883	24.97%
Information Technology — 4.81%
Insight Enterprises, Inc.(a)	214,900	25,482,842	2.00%
RingCentral, Inc., Class A(a)	1,404,900	35,810,901	2.81%
		61,293,743	4.81%
Materials — 2.78%
Graphic Packaging Holding Co.	1,583,700	35,411,532	2.78%

Utilities — 7.54%
MDU Resources Group, Inc.	1,615,900	27,874,275	2.19%
UGI Corp.	1,884,100	68,166,738	5.35%
		96,041,013	7.54%
Total Common Stocks
(Cost $1,282,030,003)		1,262,796,710	99.04%

SHORT-TERM INVESTMENTS — 1.51%	Number of Shares	Value	% of Net Assets
Money Market Funds — 1.51%
First American Government Obligations Fund - Class X, 4.233%(b)	19,251,000	19,251,000	1.51%

Total Short-Term Investments
(Cost $19,251,000)		19,251,000	1.51%

Total Investments
(Cost $1,301,281,003) — 100.55%		1,282,047,710	100.55%
Liabilities in Excess of Other Assets - (0.55)%		(7,015,868)	(0.55)%
TOTAL NET ASSETS — 100.00%		$1,275,031,842	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of July 31, 2025.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor's Financial Services LLC. It has been licensed for use by the Hennessy Funds.

Summary of Fair Value Exposure as of July 31, 2025

The Fund follows its valuation policies and procedures in determining its net asset value ("NAV") and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Trust. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund's securities as of July 31, 2025, are as follows

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$75,993,083	$—	$—	$75,993,083
Consumer Discretionary	408,146,590	—	—	408,146,590
Consumer Staples	90,470,297	—	—	90,470,297
Energy	41,865,831	—	—	41,865,831
Financials	135,146,738	—	—	135,146,738
Industrials	318,427,883	—	—	318,427,883
Information Technology	61,293,743	—	—	61,293,743
Materials	35,411,532	—	—	35,411,532
Utilities	96,041,013	—	—	96,041,013
Total Common Stocks	$1,262,796,710	$—	$—	$1,262,796,710

Short-Term Investments
Money Market Funds	$19,251,000	$—	$—	$19,251,000
Total Short-Term Investments	$19,251,000	$—	$—	$19,251,000
Total Investments	$1,282,047,710	$—	$—	$1,282,047,710